UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
January 12, 2026
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Zscaler, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38413	26-1173892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
120 Holger Way
San Jose, California 95134
(Address of principal executive offices and zip code)

(408) 533-0288
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	ZS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On January 12, 2026, Zscaler Inc., (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting, as certified by the Inspector of Elections:

(1) Election of Directors. The following nominees were elected to serve as the Class II directors, to hold office until the Company’s 2028 annual meeting of stockholders or until their successors are elected and qualified, subject to their earlier death, resignation or removal based on the following voting results:

Nominees	For	Withheld	Broker Non-Votes
Andrew Brown	117,498,429	13,245,344	10,889,277
Scott Darling	95,048,836	35,694,937	10,889,277
David Schneider	106,925,494	23,818,279	10,889,277
(2) Ratification of Appointment of Independent Registered Public Accounting Firm. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2026 was ratified based on the following voting results:

For	Against	Abstain
139,804,688	1,394,486	433,876
(3) Advisory Vote on Named Executive Officer Compensation. The stockholders of the Company approved on a non-binding advisory basis the compensation of the Company’s named executive officers based on the following voting results:

For	Against	Abstain	Broker Non-Votes
121,495,313	8,828,704	419,756	10,889,277
 (4) Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Named Executive Officer Compensation. The stockholders of the Company voted to hold future advisory votes on the compensation of named executive officers every one year based on the following voting results:

1 Year	2 Years	3 Years	Abstain
128,651,727	45,708	1,566,684	479,654

Consistent with the recommendation of the Company’s Board of Directors (the “Board”) and based on these results, the Company will conduct future non-binding advisory votes on the compensation of the Company’s named executive officers every year. This policy will remain in effect until the next non-binding advisory stockholder vote on the frequency of non-binding advisory votes on the compensation of the Company’s named executive officers, which shall be no later than the Company’s 2031 annual meeting of stockholders.

(5) Stockholder Proposal to Declassify the Board. The stockholders of the Company approved a non-binding stockholder proposal requesting the declassification of the Board, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
67,004,992	63,181,797	556,984	10,889,277

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zscaler, Inc.

January 15, 2026	/s/	Robert Schlossman
Robert Schlossman
Chief Legal Officer and Secretary